 NUMBER                                                             SHARES

  CSD
                                    [PETCO LOGO]

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

                                                              CUSIP 716016 10 0

This certifies that





is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

       -----------------                               -----------------
------------------------  PETCO ANIMAL SUPPLIES, INC. -------------------------
       -----------------                               -----------------

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                            PETCO ANIMAL SUPPLIES, INC.
                                     CORPORATE
                                       SEAL
                                   APRIL 19, 1991
                                      DELAWARE

/s/ James M. Myers                                       /s/ Brian K. Devine
    SECRETARY                                          CHAIRMAN, PRESIDENT AND
                                                       CHIEF EXECUTIVE OFFICER



                                  COUNTERSIGNED AND REGISTERED:
                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR
                                  BY

                                                           AUTHORIZED SIGNATURE

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         --      as tenants in common           UNIF GIFT MIN ACT--       ................. Custodian .................
                                                                                 (Cust)                                (Minor)
TEN ENT         --      as tenants by the entireties                             under Uniform Gifts to Minors
                                                                                 Act..........................................
JT TEN          --      as joint tenants with right                                                 (State)
                        of survivorship and not as     UNIF TRF MIN ACT--        ..........Custodian (until age..............)
                        tenants in common                                        (Cust)
                                                                                 ......................under Uniform Transfers
                                                                                     (Minor)
                                                                                 to Minors Act................................
                                                                                                    (State)


    Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

              PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
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

  ___________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated, ____________________________

                                              X ________________________________

                                              X ________________________________

                                         NOTICE:  THE SIGNATURE TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE, IN EVERY
                                                  PARTICULAR, WITHOUT ALTERATION
                                                  OR ENLARGEMENT, OR ANY CHANGE
                                                  WHATEVER.

Signature(s) Guaranteed:


By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.